                                                                  EXHIBIT 10.1

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                            STOCK PURCHASE AGREEMENT

                          DATED AS OF JANUARY 1, 1999

                                  by and among

                          GLOBAL ACCESS PAGERS, INC.,

                                      and

                              PhoneXchange, Inc.,
            David Chadwick, James Rott, Paul Hyde and Gary Killoran



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                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SECTION 1.   DEFINITIONS ..................................................  1

SECTION 2.   SALES AND TRANSFER OF SHARES; CLOSING ........................  9
     2.1     SHARES .......................................................  9
     2.2     PURCHASE PRICE ...............................................  9
     2.3     CLOSING ...................................................... 10
     2.4     CLOSING OBLIGATIONS .......................................... 10

SECTION 3.   REPRESENTATIONS AND WARRANTIES OF SELLERS .................... 11
     3.1     ORGANIZATION AND GOOD STANDING ............................... 11
     3.2     AUTHORITY; NO CONFLICT ....................................... 11
     3.1     CAPITALIZATION ............................................... 13
     3.2     FINANCIAL STATEMENTS ......................................... 13
     3.3     BOOKS AND RECORDS ............................................ 13
     3.4     TITLE TO PROPERTIES; ENCUMBRANCES ............................ 13
     3.5     CONDITION AND SUFFICIENCY OF ASSETS .......................... 14
     3.6     ACCOUNTS RECEIVABLE .......................................... 14
     3.7     NO UNDISCLOSED LIABILITIES ................................... 15
     3.8     TAXES ........................................................ 15
     3.9     NO MATERIAL ADVERSE CHANGE ................................... 15
     3.10    EMPLOYEE BENEFITS ............................................ 15
     3.11    COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL
             AUTHORIZATIONS ............................................... 16
     3.12    LEGAL PROCEEDINGS; ORDERS .................................... 17
     3.13    ABSENCE OF CERTAIN CHANGES AND EVENTS ........................ 17
     3.14    CONTRACTS; NO DEFAULTS ....................................... 18
     3.15    INSURANCE .................................................... 21
     3.16    ENVIRONMENTAL MATTERS ........................................ 21
     3.17    INTELLECTUAL PROPERTY ........................................ 22
     3.18    CERTAIN PAYMENTS ............................................. 23
     3.19    DISCLOSURE ................................................... 24
     3.20    RELATIONSHIPS WITH RELATED PERSONS ........................... 24
     3.21    BROKERS OR FINDERS ........................................... 24

SECTION 4.   REPRESENTATIONS AND WARRANTIES OF BUYER ...................... 25
     4.1     ORGANIZATION AND GOOD STANDING ............................... 25
     4.2     AUTHORITY; NO CONFLICT ....................................... 25
     4.3     INVESTMENT INTENT ............................................ 25
     4.4     CERTAIN PROCEEDINGS .......................................... 25

SECTION 5.   COVENANTS OF SELLERS PRIOR TO CLOSING DATE ................... 26
     5.1     ACCESS AND INVESTIGATION ..................................... 26
     5.2     OPERATION OF THE BUSINESSES OF THE COMPANY ................... 26
     5.3     NEGATIVE COVENANT ............................................ 26
     5.4     NOTIFICATION ................................................. 26
     5.5     PAYMENT OF INDEBTEDNESS BY OR TO RELATED PERSONS ............. 27
     5.6     NO NEGOTIATION ............................................... 27
     5.7     BEST EFFORTS ................................................. 27

SECTION 6.   COVENANTS OF BUYER PRIOR TO CLOSING DATE ..................... 27
     6.1     BEST EFFORTS ................................................. 27

SECTION 7.   CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE .......... 28
     7.1     ACCURACY OF REPRESENTATIONS .................................. 28
     7.2     SELLERS' PERFORMANCE ......................................... 28
     7.3     ADDITIONAL DOCUMENTS ......................................... 28
     7.4     NO PROCEEDINGS ............................................... 29
     7.5     NO CLAIM REGARDING STOCK OWNERSHIP OR SALE PROCEEDS .......... 29
     7.6     NO PROHIBITION ............................................... 29

SECTION 8.   CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE ......... 29
     8.1     ACCURACY OF REPRESENTATIONS .................................. 29
     8.2     BUYER'S PERFORMANCE .......................................... 30
     8.3     NO INJUNCTION ................................................ 30

SECTION 9.   TERMINATION .................................................. 30
     9.1     TERMINATION EVENTS ........................................... 30
     9.2     EFFECT OF TERMINATION ........................................ 31

SECTION 10.  INDEMNIFICATION; REMEDIES .................................... 31
     10.1    SURVIVAL; RIGHT TO INDEMNIFICATION NOT AFFECTED BY
             KNOWLEDGE .................................................... 31
     10.2    INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLERS ............ 31
     10.3    INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER .............. 32
     10.4    RIGHT OF SET-OFF ............................................. 32
     10.5    PROCEDURE FOR INDEMNIFICATION -- THIRD PARTY CLAIMS .......... 33
     10.6    PROCEDURE FOR INDEMNIFICATION -- OTHER CLAIMS ................ 34

SECTION 11.  GENERAL PROVISIONS ........................................... 34
     11.1    EXPENSES ..................................................... 34
     11.2    PUBLIC ANNOUNCEMENTS ......................................... 34
     11.3    CONFIDENTIALITY .............................................. 35
     11.4    NOTICES ...................................................... 35
     11.5    JURISDICTION; SERVICE OF PROCESS ............................. 36

     11.6    FURTHER ASSURANCES ........................................... 36
     11.7    WAIVER ....................................................... 36
     11.8    ENTIRE AGREEMENT AND MODIFICATION ............................ 37
     11.9    DISCLOSURE LETTER ............................................ 37
     11.10   ASSIGNMENTS, SUCCESSOR, AND NO THIRD-PARTY RIGHTS ............ 37
     11.11   SEVERABILITY ................................................. 38
     11.12   SECTION HEADINGS, CONSTRUCTION ............................... 38
     11.13   TIME OF ESSENCE .............................................. 38
     11.14   GOVERNING LAWS ............................................... 38
     11.15   COUNTERPARTS ................................................. 38

                            STOCK PURCHASE AGREEMENT

      STOCK PURCHASE AGREEMENT (this "Agreement") dated as of January 1, 1999, by and among Global Access Pagers, Inc., a Nevada corporation ("GAPI" or "Buyer") and PhoneXchange, Inc., a Delaware corporation (the "Company"), David Chadwick, James Rott, Paul Hyde and Gary Killoran (collectively, the "Sellers").


                                  WITNESSETH:

      WHEREAS, Sellers are the owner of an aggregate of 8,600,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company, being approximately 85.14% of the 10,100,882 outstanding shares of Common Stock;

      WHEREAS, Sellers desire to sell, and Buyer desires to purchase, the Shares pursuant to this Agreement;

      WHEREAS, it is the intention of the parties hereto that, immediately following consummation of the purchase and sale of the Stock pursuant to this Agreement Buyer shall own approximately 85.14% of the outstanding shares of capital stock of the Company.


                                   AGREEMENT

The parties, intending to be legally bound, agree as follows:

SECTION 1. DEFINITIONS

For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

"APPLICABLE CONTRACT" -- any Contract (i) under which the Company has or may acquire any rights, (ii) under which the Company has or may become subject to any obligation or liability, or (iii) by which the Company or any of the assets owned or used by it is or may become bound.

"BALANCE SHEET" -- as defined in Section 3.4.

"BEST EFFORTS" -- the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to ensure that such result is achieved as expeditiously as possible.

"BREACH" -- a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (i) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (ii) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

"BUYER" -- as defined in the first paragraph of this Agreement.

"CLOSING" -- as defined in Section 2.3.

"CLOSING DATE" -- the date and time as of which the Closing actually takes place.

"COMPANY" -- as defined in the Recitals of this Agreement, and including any Subsidiary of the Company.

"CONSENT" -- any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

"CONTEMPLATED TRANSACTIONS" -- all of the transactions contemplated by this Agreement, including:

      (a)   the sale of the Shares by Sellers to Buyer;
      (b) the execution, delivery, and performance of the Employment Agreements and the Noncompetition Agreements;
      (c) the performance by Buyer and Sellers of their respective covenants and obligations under this Agreement; and
      (d) Buyer's acquisition and ownership of the Shares and exercise of control over the Company.

"CONTRACT" -- any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

"DAMAGES" -- as defined in Section 10.2

"DISCLOSURE LETTER" -- the disclosure letter delivered by Sellers to Buyer concurrently with the execution and delivery of this Agreement.

"EBITDA" -- the net operating earnings before interest, income taxes, depreciation and amortization of PhoneXchange, determined according to generally accepted accounting principles consistently applied on the same basis as EBITDA of the Buyer is (or would be) determined and reported in Buyer's financial statements, if the Buyer (or as if the Buyer is) required to file such financial statements with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Regulation S-X.

"EMPLOYMENT AGREEMENTS" -- as defined in Section 2.4(a)(iii).

"ENCUMBRANCE" -- any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

"ENVIRONMENT" -- soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), ground waters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

"ENVIRONMENTAL, HEALTH, AND SAFETY LIABILITIES" -- any cost, damages, expense, liability, obligation, or other responsibility arising from or under Environmental Law or Occupational Safety and Health Law and consisting of or relating to:

      (a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);
      (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or Occupational Safety and Health Law;
      (c) financial responsibility under Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or
      (d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or Occupational Safety and Health Law.

The terms "removal," "remedial," and "response action," include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA").

"ENVIRONMENTAL LAW" -- any Legal Requirement that requires or relates to:

      (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment;

     (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment;

     (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

     (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of;

     (e)  protecting resources, species, or ecological amenities;

     (f) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil, or other potentially harmful substances;

     (g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

     (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

"ERISA"--the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

"FACILITIES"--any real property, leaseholds, or other interests currently or formerly owned or operated by the Company and any buildings, plants, structures, or equipment (including motor vehicles, tank cars, and rolling stock) currently or formerly owned or operated by the Company.

"FAIR MARKET VALUE"--shall mean, with respect to any common stock, the average closing bid price of such common stock quoted on the National Association of Securities Dealers Automated Quotation System - Bulletin Board ("Nasdaq Bulletin Board"), or, if such common stock is not listed on the Nasdaq Bulletin Board, such other exchange as such common stock is then traded or listed, for the five trading days prior to the date for which such value is determined.

"GAAP"--Generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Balance Sheet and the other financial statements referred to in Section 3.4(b) were prepared.

"GAPI COMMON STOCK"--restricted common stock of Global Access Pagers, Inc., a Nevada corporation, which shall bear appropriate legends as required by law, and which shall be issued pursuant to exemptions to the registration requirements of the Securities Act under Section 4(2) and Regulation D of the rules promulgated thereunder.

"GOVERNMENTAL AUTHORIZATION"--any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

"GOVERNMENTAL BODY" - any:

     (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

     (b)  federal, state, local, municipal, foreign, or other government;

     (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

     (d)  multi-national organization or body; or

     (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

"HAZARDOUS ACTIVITY" - the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment, and any other act, business, operation, or thing that increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property on or off the Facilities, or that may affect the value of the Facilities or the Company.

"HAZARDOUS MATERIALS" - any waste or other substance that is listed, defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

"INTELLECTUAL PROPERTY ASSETS" - as defined in Section 3.22.

"INTERIM BALANCE SHEET" - as defined in Section 3.4.

"IRC" - the Internal Revenue Code of 1986 or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

"IRS" - the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

"KNOWLEDGE" - an individual will be deemed to have "Knowledge" of a particular fact or other matter if:

     (a)  such individual is actually aware of such fact or other matter; or

     (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.

A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, employee, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

"LEGAL REQUIREMENT"--any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

"NONCOMPETITION AGREEMENTS"--as defined in Section 2.4(a)(iv).

"OCCUPATIONAL SAFETY AND HEALTH LAW"--any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

"ORDER"--any award, decision, injunction, judgment, order, ruling, subpoena, confirmation or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

"ORDINARY COURSE OF BUSINESS"--an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

     (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

     (b) such action is not required by applicable law or common practice to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and is not required to be authorized by the shareholders of such Person; and

     (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

"ORGANIZATIONAL DOCUMENTS"--(i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the partnership agreement and any statement of partnership of a general partnership; (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (iv) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (v) any amendment to any of the foregoing.

"PERSON"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

"PLAN" -- as defined in Section 3.13.

"PROCEEDING" -- any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

"RELATED PERSON" -- with respect to a particular individual:

      (a)   each other member of such individual's Family;
      (b) any Person that is directly or indirectly controlled by such individual or one or more member's of such individual's Family;
      (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and
      (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

With respect to a specified Person other than an individual:

      (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;
      (b)   any Person that holds a Material Interest in such specified Person;
      (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);
      (d)   any Person in which such specified Person holds a Material Interest;
      (e)   any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and
      (f)   any Related Person of any individual described in clause (b) or (c).

For purposes of this definition, (i) the "Family" of an individual includes (1) the individual, (2) the individual's spouse and former spouses, (3) any other natural person who is related to the individual or the individual's spouse within the second degree, and (4) any other natural person who resides with such individual, and (ii) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 10% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 10% of the outstanding equity securities or equity interests in a Person.

"RELEASE" -- any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping, or other releasing into the Environment, whether intentional or unintentional.

"REPRESENTATIVE" -- with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

"SECURITIES ACT" -- the Securities Act of 1933, as amended, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

"SELLERS" -- as defined in the first paragraph of this Agreement.

"SELLERS' RELEASES" -- as defined in Section 2.4.

"SHARES" -- as defined in the Recitals of this Agreement.

"SUBSIDIARY" -- with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company.

"TAX RETURN" -- any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

"THREAT OF RELEASE" -- a substantial likelihood of a Release that may require action in order to prevent or mitigate damage to the Environment that may result from such Release.

"THREATENED" -- a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing), or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.


SECTION 2. SALE AND TRANSFER OF SHARES; CLOSING

2.1 SHARES. Subject to the terms and conditions of this Agreement, at the Closing, Sellers will sell and transfer the Shares to Buyer, and Buyer will purchase the Shares from Sellers.

2.2 PURCHASE PRICE. The purchase price (the "Purchase Price") for the Shares will be $6,450,003, subject to adjustment as set forth below, plus the Earnout Amount.

      (a) Purchase Price. The Purchase Price will be paid in shares of GAPI Common Stock equal to the result of the greater of (i) dividing the Purchase Price by the Fair Market Value per share of the GAPI Common Stock, or (ii) 921,429 shares of GAPI Common Stock. These shares will be issued as follows:

            (i)   307,161 shares shall be issued within five days of Closing;

            (ii) 614,268 will be issued if and to the extent that the Company achieves at least $1,000,000 in EBITDA during the period commencing on the Closing and ending August 31, 1999, at the rate of .614268 additional shares for each dollar of EBITDA achieved by the Company during such period; provided, however, that in no event shall more than 614,268 shares be issued pursuant to this Section 2.2(a)(ii).

      (b) Earnout. The Purchase Price shall be increased by the following payments (the "Earnout Payments"), payable through December 31, 2001 (the "Earnout Period"), provided, however, that the maximum aggregate number of shares of GAPI Common Stock to be issued pursuant to all Earnout Payments shall not exceed (i) the sum of 2,600,000 shares, less (ii) the number of shares of GAPI Common Stock issuable pursuant to Section 2.2(a) above, as adjusted pursuant to Section 2.2(b) above. In the event that the Company achieves EBITDA in any single calendar month (or an average monthly EBITDA over any three month period of any fiscal quarter) during the Earnout Period (excluding the net profit allocable to any minority interest in the Company) set forth below, Sellers shall be issued additional shares of GAPI Common Stock as set forth below:

                                                  Additional Shares
                 Monthly EBITDA                       Per Month
            -----------------------               -----------------
            $1,300,000 - $2,599,999                     50,000

            $2,600,000 - $3,899,999                    100,000

            $3,900,000 - $5,199,999                    150,000

            $5,200,000 - $6,499,999                    200,000

            Each additional $1,300,000                  50,000
            million

2.3   CLOSING

The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Buyer's consultant at 2224 Main Street, Santa Monica, California 90405, at 10:00 a.m. (local time) on January 29, 1999, or at such other time and place as the parties may agree. Subject to the provisions of
Section 9, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this
Section 2.3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

2.4   CLOSING OBLIGATIONS

At the Closing:

     (a)  Sellers will deliver to Buyer:

          (i) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), with signatures guaranteed by a commercial bank or by a member firm of the New York Stock Exchange, for transfer to Buyer;

          (ii) releases in the form of Exhibit 2.4(a)(ii) executed by Sellers (collectively, "Sellers' Releases");

          (iii) employment agreements in the form of Exhibit 2.4(a)(iii), executed by Sellers (collectively, "Employment Agreements");

          (iv) noncompetition agreements in the form of Exhibit 2.4(a)(iv), executed by Sellers (collectively, the "Noncompetition Agreements");

          (v) a certificate executed by Sellers representing and warranting to Buyer that each of Sellers' representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Disclosure Letter that were delivered by Sellers to Buyer prior to the Closing Date in accordance with Section 5.4); and

          (vi) the resignation of any or all members of the board of directors of the Company, as directed by Buyer.

     (b)  Buyer will deliver to Sellers:

          (i) Such number of shares of GAPI Common Stock as required pursuant to Section 2.2(a), registered on the books of Buyer in the names and denominations as requested by Sellers in writing prior to the Closing; and

          (ii)  the Employment Agreements, executed by Buyer.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF SELLERS

Sellers, jointly and severally, and the Company, represent and warrant to Buyer as follows:

3.1  ORGANIZATION AND GOOD STANDING

     (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Applicable Contracts. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

     (b) Sellers have delivered to Buyer copies of the Organizational Documents of the Company, as currently in effect.

3.2  AUTHORITY; NO CONFLICT

     (a) This Agreement constitutes the legal, valid, and binding obligations of Sellers, enforceable against Sellers in accordance with its terms. Upon the execution and delivery by Sellers of the Employment Agreements, the Sellers' Releases, and the Noncompetition Agreements (collectively, the "Sellers' Closing Documents"), the Sellers' Closing Documents will constitute the legal, valid, and binding obligations of Sellers, enforceable against Sellers in accordance with their respective terms. Sellers have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Sellers' Closing Documents and to perform their obligations under this Agreement and the Sellers' Closing Documents.

     (b) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

          (i) contravene, conflict with, or result in a violation of (1) any provision of the Organizational Documents of the Company, or
                (2) any resolution adopted by the board of directors or the stockholders of the Company;

          (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Company or any Seller, or any of the assets owned or used by the Company, may be subject;

          (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by the Company or that otherwise relates to the business of, or any of the assets owned or used by, the Company;

          (iv) cause Buyer or the Company to become subject to, or to become liable for the payment of, any Tax;

          (v) cause any of the assets owned by the Company to be reassessed or revalued by any taxing authority or other Governmental Body;

          (vi) contravene, conflict with, or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; or

          (vii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by the Company;

Neither the Seller nor the Company is or will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

Sellers are acquiring the GAPI Common Stock for their own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Each Seller is either (i) an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act, or (ii) represented by an accredited investor who is sophisticated in financial transactions and is competent to represent, and has represented, and such Seller in this transaction such that such Seller is considered an accredited investor for purposes of Regulation D promulgated under the Securities Act.

3.3  CAPITALIZATION

The authorized equity securities of the Company consist of 50,000,000 shares of common stock, par value $0.001 per share, of which 10,100,882 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.001, of which none are outstanding. Sellers are and will be on the Closing Date the record and beneficial owners and holders of the Shares, free and clear of all Encumbrances. Each of the Sellers owns the shares of Common Stock as set forth opposite such Seller's name on Schedule 3.1 attached hereto. All of the Shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Company. None of the outstanding equity securities or other securities of the Company was issued in violation of the Securities Act or any other Legal Requirement. The Company does not own, or have any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

3.4  FINANCIAL STATEMENTS

Sellers have delivered to Buyer the unaudited financial statements attached hereto as Schedule 3.2 of the Disclosure Letter (the "Financial Statements"). Such Financial Statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the Company as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP; the Financial Statements referred to in this Section 3.2 reflect the consistent application of such accounting principles throughout the periods involved.

3.5  BOOKS AND RECORDS

The books of account, minute books, stock record books, and other records of the Company, all of which have been made available to Buyer, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

3.6  TITLE TO PROPERTIES; ENCUMBRANCES

Schedule 3.6 of the Disclosure Letter contains a complete and accurate list of all real property, leaseholds, or other interest therein owned by the Company. The Company owns all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) that they purport to own or located in the facilities owned or operated by the Company or reflected as owned in the books and records of the Company, including all of the properties and assets reflected in the Financial Statements (except for assets held under capitalized leases disclosed Schedule 3.6 of the Disclosure Letter, and all of the properties and assets purchased or otherwise acquired by the Company since the date of the Financial Statements. All material properties and assets reflected in the Financial Statements are free and clear of all Encumbrances except, with respect to all such properties and assets, (i) mortgage or security interests shown on the financial Statements as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (ii) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the Financial Statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, and (iii) liens for current taxes not yet due.

3.7  CONDITION AND SUFFICIENCY OF ASSETS

The buildings, plants, structures, and equipment of the Company are structurally sound, are in good condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The building, plants, structures, and equipment of the Company are sufficient for the continued conduct of the Company's businesses after the Closing in substantially the same manner as conducted prior to the Closing.

3.8  ACCOUNTS RECEIVABLE

All accounts receivable of the Company that are reflected on the balance sheet contained in the Financial Statements (the "Balance Sheet") or on the accounting records of the Company as of the Closing Date (collectively, the "Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the Ordinary Course of Business. Unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the Balance Sheet or on the accounting records of the Company as of the Closing Date (which reserves are adequate and calculated consistent with past practice. Subject to such reserves, each of the Accounts Receivable either has been or will be collected in full, without any set-off, within ninety days after the day on which it first becomes due and payable. There is no contest, claim, or right of set-off, other than returns in the Ordinary Course of Business, under any Contract with any obligor of an Accounts Receivable relating to the amount or validity of such Accounts Receivable.

3.9  NO UNDISCLOSED LIABILITIES

The Company has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the most recent Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the date thereof.

3.10 TAXES

     (a) The Company has filed or caused to be filed (on a timely basis since its inception) all Tax Returns that are or were required to be filed by or with respect to it pursuant to applicable Legal Requirements. The Company has paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Sellers or the Company.

     (b)  There is no pending audit of any Tax Return of the Company.

     (c) The charges, accruals, and reserves with respect to Taxes on the respective books of the Company are adequate (determined in accordance with GAAP) and are at least equal to the Company's liability for Taxes. There exists no proposed tax assessment against the Company. No consent to the application of Section 341(f)(2) of the IRC has been filed with respect to any property or assets held, acquired, or to be acquired by the Company. All Taxes that the Company is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

     (d)  All Tax Returns filed by the Company are true, correct, and complete.

3.11 NO MATERIAL ADVERSE CHANGE

Since the date of the most recent Balance Sheet, there has not been any material adverse change in the business, operations, properties, prospectus, assets, or condition of the Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

3.12 EMPLOYEE BENEFITS.

     (a) There is no Plan or Welfare Plan of which the Company or an ERISA Affiliate of the Company is or was a Plan Sponsor, or to which the Company or an ERISA Affiliate of the Company otherwise contributes or has contributed, or in which the Company or an ERISA Affiliate of the Company otherwise participates or has participated.

     (b)  Definitions:

          (i) "ERISA Affiliate" means, with respect to the Company, any other person that, together with the Company, would be treated as a single employer under IRC Section 414.

          (ii)  "Plan" has the meaning given in ERISA Section 3(3).

          (iii) "Plan Sponsor" has the meaning given in ERISA Section 3(16)(B).

          (iv)  "Welfare Plan" has the meaning given in ERISA Section 3(1).

3.13 COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL AUTHORIZATIONS

     (a) the Company is, and at all times since its inception has been, in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

     (b) no event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a violation by the Company of, or a failure on the part of the Company to comply with, any Legal Requirement, or (ii) may give rise to any obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

     (c) the Company has not received, at any time, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (ii) any actual, alleged, possible, or potential obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

        (d) Schedule 3.11 of the Disclosure Letter contains a complete and accurate list of each Governmental Authorization that is held, or required to be held, by the Company or that otherwise relates to the business of, or to any of the assets owned or used by, the Company. Each Governmental Authorization listed or required to be listed in Schedule 3.11 of the Disclosure Letter is valid and in full force and effect. No event has occurred or circumstance exists that may (with or without notice or lapse of time) (1) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in Schedule 3.11 of the Disclosure Letter, or (2) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination or, or any modification to, any Governmental Authorization listed or required to be listed in Schedule 3.11 of the Disclosure
                Letter. The Governmental Authorizations listed in Schedule 3.11 of the Disclosure Letter collectively constitute all of the Governmental Authorizations necessary to permit the Company to lawfully conduct and operate its businesses in the manner it currently conducts and operates such businesses and to permit the Company to own and use its assets in the manner in which it currently owns and uses such assets.

3.14    LEGAL PROCEEDINGS; ORDERS

        (a) There is no pending Proceeding that has been commenced by or against the Company or that otherwise relates to or may affect the business of, or any of the asses owned or used by, the Company, or that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. No event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. To the Knowledge of Sellers and the Company, no such Proceeding has been Threatened.

        (b) There is no Order to which the Company, or any of the assets owned or used by the Company, is subject, and no Seller is subject to any Order that relates to the business of, or any of the assets owned by or used by, the Company. No officer, director, agent, or employee of the Company is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of the Company.

3.15    ABSENCE OF CERTAIN CHANGES AND EVENTS

Since the date of the most recent Balance Sheet, the Company has conducted its businesses only in the Ordinary Course of Business and there has not been any:

        (a) change in the Company's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of the Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

        (b)     amendment to the Organizational Documents of the Company;

        (c) payment or increase by the Company of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

        (d) adoption or existence of any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company;

        (e) damage to or destruction or loss of any asset or property of the Company, whether or not covered by insurance, materially or adversely affecting the properties, assets, business, financial condition, or prospects of the Company, taken as a whole;

        (f) termination of, or receipt of notice of termination of (i) any license, distribution, joint venture, credit, or similar agreement, or (ii) any Contract or material transaction;

        (g) sale, lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company, including the sale, lease, or other disposition of any of the Intellectual Property Assets;

        (h) cancellation or waiver of any claims or rights with a value to the Company in excess of $5,000;

        (i)     material change in the accounting methods used by the Company;
                or

        (j) agreement, whether oral or written, by the Company to do any of the foregoing.

3.16    CONTRACTS; NO DEFAULTS

        (a) Schedule 3.14(a) of the Disclosure Letter contains a complete and accurate list, and Sellers have delivered to Buyer true and complete copies, of:

                (i) each Applicable Contract that involves performance of services by the Company of an amount or value in excess of $10,000;

                (ii) each Applicable Contract that involves performance of services or delivery of goods or materials to the Company of an amount or value in excess of $10,000;

                (iii) each Applicable Contract that was not entered into in the Ordinary Course of Business;

                (iv) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property;

                (v) each licensing agreement or other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets;

                (vi) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company with any other Person;

                (vii) each Applicable Contract containing covenants that in any way purport to restrict the business activity of the Company or any Affiliate of the Company or limit the freedom of the Company or any Affiliate of the Company to engage in any line of business or to compete with any Person;

                (viii) each Applicable Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods or services provided by the Company;

                (ix) each power of attorney that is currently effective and outstanding;

                (x) each Applicable Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by the Company to be responsible for consequential damages;

                (xi) each Applicable Contract for capital expenditures in excess of $10,000;

                (xii) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by the Company; and

                (xiii) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

     (b) Except as set forth in Schedule 3.14(b) of the Disclosure Letter, no Seller (and no Related Person or any Seller) has or may acquire any rights under, and no Seller has or may become subject to any obligation or liability under, any Contract that relates to the business of, or any of the assets owned or used by, the Company.

     (c) Each Contract identified or required to be identified in Schedule 3.14(a) of the Disclosure Letter is in full force and effect and is valid and enforceable in accordance with its terms.

     (d)  Except as set forth in Schedule 3.14(a) of the Disclosure Letter:

          (i) the Company is, and at all times has been, in full compliance with all applicable terms and requirements of each Contract under which the Company has or had any obligation or liability or by which the Company or any of the assets owned or used by the Company is or was bound;

          (ii) each other Person that has or had any obligations or liability under any Contract under which the Company has or had any rights is, and at all times has been, in full compliance with all applicable terms and requirements of such Contract;

          (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give the Company or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

          (iv) the Company has not given to or received from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract.

     (e) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to the Company under current or completed Contract with any Person and no such Person has made written demand for such renegotiation.

     (f) The Contract relating to the sale or provision of services by the Company have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirements.

3.17  INSURANCE

      (a) Sellers have delivered to Buyer true and complete copies of all policies of insurance to which the Company is a party or under which the Company, or any director of the Company, is or has been covered at any time.

          (i) All policies to which the Company is a party or that provide coverage to the Sellers, the Company, or any director or officer of the Company:

          (ii) Neither any Seller nor the Company has received (1) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (2) any notice of cancellation or any other indication that any insurance policy is no longer in full force and effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder.

          (iii) The Company has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which the Company is a party or that provides coverage to the Company.

          (iv) The Company has given notice to the insurer of all claims that may be insured thereby.

3.18  ENVIRONMENTAL MATTERS

      (a) The Company is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law. Neither the Sellers nor the Company have any basis to expect, nor have any of them or any other Person for whose conduct they are or may be held to be responsible received, any actual or Threatened order, notice, or other communication from (i) any Governmental Body or private citizen acting in the public interest, or (ii) the current or prior owner or operator of any Facilities, of any actual or potential violation of failure to comply with any Environmental Law, or of any actual or Threatened obligation to undertake or bear the cost of any Environmental, Health and Safety Liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company has had an interest, or with respect to any property or Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by Sellers, the Company, or any other Person for whose conduct they are or may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

     (b) Neither the Sellers nor the Company have any basis to expect, nor have any or them or any other Person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, Order, summons, warning, or other communication that relates to Hazardous Activity, Hazardous Materials, or any alleged, actual, or potential violation or failure to comply with any Environmental Law.

     (c) There are no Hazardous Materials present on or in the Environment at the Facilities or at any geologically or hydrologically adjoining property. Neither the Sellers nor the Company, nor any other Person for whose conduct they are or may be held responsible, have permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Facilities or any other properties or assets (whether real, personal, or mixed) in which Sellers or the Company has or had an interest.

     (d) There has been no Release or, to the Knowledge of Sellers and the Company, Threat of Release, of any Hazardous Materials at or from the Facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which Sellers or the Company has or had an interest, whether by Sellers, the Company, or any other Person.

3.19 INTELLECTUAL PROPERTY

     (a) Intellectual Property Assets--The term "Intellectual Property Assets" includes:

          (i) the name PhoneXchange, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks");

          (ii) all patents, patent applications, and inventions and discoveries that may be patentable (collectively, "patents");

          (iii) all copyrights in both published works and unpublished works (collectively, "Copyrights");

          (iv) all rights in mask works (collectively, "Rights in Mask Works"); and

          (v) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets"); owned, used, or licensed by the Company as licensee or licensor.

     (b) Agreements--There are no Contracts relating to the Intellectual Property Assets to which the Company is a party or by which the Company is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $5,000 under which the Company is the licensee. There are no outstanding and, to Sellers

          Knowledge, no Threatened disputes or disagreements with respect to any such agreement.

     (c)  Know-How Necessary for the Business

          (i) The Intellectual Property Assets are all those necessary for the operation of the Company' businesses as they are currently conducted. The Company is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use without payment to a third party all of the Intellectual Property Assets.

3.20 CERTAIN PAYMENTS

Neither the Company nor any director, officer, agent, or employee of the Company, or any other Person associated with or acting for or on behalf of the Company, has directly or indirectly (i) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services
(1) to obtain favorable treatment in securing business, (2) to pay for favorable treatment for business secured, (3) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (4) in violation of any Legal Requirement,
(ii) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

3.21 DISCLOSURE

     (a) No representation or warranty of Sellers in this Agreement and no statement in the Disclosure Letter omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

     (b) No notice given pursuant to Section 5.4 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     (c) There is no fact known to any Seller that has specific application to any Seller or the Company (other than general economic or industry conditions) and that materially adversely affects or, as far as either Seller can reasonably foresee, materially threatens, the assets, business, prospects, financial condition, or results of operations of the Company that has not been set forth in this Agreement or the Disclosure Letter.

3.22 RELATIONSHIPS WITH RELATED PERSONS

No Seller or any Related Person of Sellers or of the Company has, or has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the Company's businesses. No Seller or any Related Person of Sellers or of the Company is, or owns (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with the Company other than business dealings or transactions conducted in the Ordinary Course of Business with the Company at substantially prevailing market prices and on substantially prevailing market terms, or (ii) engaged in competition with the Company with respect to any line of the products or services of the Company (a "Competing Business") in any market presently served by the Company. No Seller or any Related Person of Sellers or of the Company is a party to any Contract with, or has any claim or right against, the Company.

3.23  BROKERS OR FINDERS

Sellers and their agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement, other than fees due to Gracie Homsey, which fees shall be paid by Sellers, and Sellers shall hold the Company and Buyer harmless from and against any claim, action or Proceeding arising in connection with any fees or amounts due Gracie Homsey.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Sellers as follows:

4.1   ORGANIZATION AND GOOD STANDING

Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

4.2   AUTHORITY; NO CONFLICT

      (a) This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

      (b) Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

            (i)   any provision of Buyer's Organizational Documents; or

          (ii) any resolution adopted by the board of directors or the stockholders of Buyer;

Buyer is not and will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

4.3  INVESTMENT INTENT

Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

4.4  CERTAIN PROCEEDINGS

There is no pending Proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Buyer's Knowledge, no such Proceeding has been Threatened.

4.5  CAPITALIZATION

The authorized equity securities of the Buyer consist of 250,000,000 shares of common stock, par value $0.001 per share, of which 8,172,439 shares are issued and outstanding, and upon filing of amended articles of the Company with the Secretary of State of the State of Nevada, it is anticipated that there will be 1,000,000 shares of preferred stock, par value $2.50 authorized, of which 850,000 will be issued immediately thereafter. There are no options, warrants or other rights to acquire common stock outstanding as of the date hereof. The GAPI Common Stock to be issued to the Sellers on the Closing Date will be free and clear of all Encumbrances (other than as provided in this Agreement). All of such shares of Common Stock shall be duly authorized and validly issued, will be fully paid and nonassessable, as of the Closing Date.

4.6  FINANCIAL STATEMENTS

Buyer has delivered or will deliver to Seller the unaudited financial statements of the Buyer as of December 31, 1998 (the "Buyer Financial Statements"). Such Buyer Financial Statements and notes fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the Buyer as at the respective dates of and for the periods referred to in such Buyer Financial Statements, all in accordance with GAAP; the Buyer Financial Statements referred to in this Section 3.2 reflect the consistent application of such accounting principles throughout the periods involved.

4.7  NO UNDISCLOSED LIABILITIES

The Company has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the most recent Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the date thereof.

4.8  DISCLOSURE

     (a) No representation or warranty of Sellers in this Agreement and no statement in the Disclosure Letter omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

SECTION 5. COVENANTS OF SELLERS PRIOR TO CLOSING DATE

5.1  ACCESS AND INVESTIGATION

Between the date of this Agreement and the Closing Date, Sellers will, and will cause the Company and its Representatives to, (i) afford Buyer and its Representatives (collectively, "Buyer's Advisors") full and free access to the Company's personnel, properties, contracts, books and records, and other documents and data, (ii) furnish Buyer and Buyer's Advisors with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (iii) furnish Buyer and Buyer's Advisors with such additional financial, operating, and other data and information as Buyer may reasonably request.

5.2  OPERATION OF THE BUSINESSES OF THE COMPANY

Between the date of this Agreement and the Closing Date, Sellers will, and will cause the Company to:

     (a) conduct the business of the Company only in the Ordinary Course of Business;

     (b) use their Best Efforts to preserve intact the current business organization of the Company, keep available the services of the current officers, employees, and agents of the Company, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with the Company;

     (c) confer with Buyer concerning operational matters of a material nature; and

     (d) otherwise report periodically to Buyer concerning the status of the business, operations, and finances of the Company.

5.3  NEGATIVE COVENANT

Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, Sellers will not, and will cause the Company not to, without the prior consent of Buyer, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section 3.13 is likely to occur.

5.4  NOTIFICATION

Between the date of this Agreement and the Closing Date, each Seller will promptly notify Buyer in writing if such Seller or the Company become aware of any fact or condition that causes or constitutes a Breach of any of Sellers' representations and warranties as of the date of this Agreement, or if such Seller or the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Letter if the Disclosure Letter were dated the date of the occurrence or discovery of any such fact or condition, Sellers will promptly deliver to Buyer a supplement to the Disclosure Letter specifying such change. During the same period, each Seller will promptly notify Buyer of the occurrence of any Breach of any covenant of Sellers in this Section 5 or of the occurrence of any event that may make the satisfaction of the conditions in Section 7 impossible or unlikely.

5.5  PAYMENT OF INDEBTEDNESS BY OR TO RELATED PERSONS

Except as expressly provided in this Agreement, Sellers will cause all indebtedness owed to the Company by either Seller or any Related Person of either Seller to be paid in full on or before March 1, 1999. As of the Closing, each Seller hereby waives any and all indebtedness or other obligations owed to such Seller, except as set forth on Schedule 5.5 of the Disclosure Letter. The parties agree that the obligation owed by the Company to David Chadwick, in an amount not exceeding $190,000, and the obligation owed by the Company to C\Net:
Solutions, Inc., in an amount not exceeding $347,500, in each case as set forth on Schedule 5.5 of the Disclosure Letter, shall be paid as follows: (i) 50% of the principal balance shall be paid within 30 days following the closing of the transaction in which the Company or an affiliate of Buyer purchases the assets of Onestop Wireless, Inc. in the OSW/PPC bankruptcy proceeding, wherein the purchaser in such transaction shall receive cash in the amount of $1,000,000 or more (the "Onestop Transaction"), and (ii) any principal and accrued interest not paid prior to June 1, 1999 shall be payable in twelve equal quarterly payments, commencing on June 1, 1999. In the event the Onestop Transaction closes after June 1, 1999, within 30 days following such closing, an amount equal to 50% of the balance of the above obligations shall be paid. In each case, the above principal balances shall accrue interest at the rate of ten percent (10%) per annum. The parties also agree that, upon submission of properly completed expense reports, and in accordance with the usual policies of the Company, the Sellers shall be reimbursed for outstanding expenses advanced upon behalf of the Company in an amount not exceeding an aggregate of $15,000. Such payment shall be made within 30 days following the Closing.

5.6  NO NEGOTIATION

Until such time, if any, as this Agreement is terminated pursuant to Section 9, Sellers will not, and will cause the Company and each of their Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer) relating to any transaction involving the sale of the business or assets (other than in the Ordinary Course of Business) of the Company, or any of the capital stock of the Company, or any merger, consolidation, business combination, or similar transaction involving the Company.

5.7  BEST EFFORTS

Between the date of this Agreement and the Closing Date, Sellers will use their Best Efforts to cause the conditions in Sections 7 and 8 to be satisfied.

SECTION 6. COVENANTS OF BUYER PRIOR TO CLOSING DATE

6.1  BEST EFFORTS

Between the date of this Agreement and the Closing Date, Buyer will use its Best Efforts to cause the conditions in Sections 7 and 8 to be satisfied.

SECTION 7. CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived in writing by Buyer, in whole or in part):

7.1  ACCURACY OF REPRESENTATIONS

There shall be no breach, violation or inaccuracy of Sellers' representations and warranties in this Agreement (considered collectively), and there shall be no breach, violation or inaccuracy of such representations and warranties (considered individually), as of the date of this Agreement, and as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Disclosure Letter, which breach, violation or inaccuracy could reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Company taken as a whole.

7.2  SELLERS' PERFORMANCE

     (a) All of the covenants and obligations that Sellers are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of such covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

     (b) Each document required to be delivered pursuant to Section 2.4 must have been delivered, and each of the other covenants and obligations in this Agreement must have been performed and complied with in all respects.

7.3  ADDITIONAL DOCUMENTS

Each of the following documents must have been delivered to Buyer:

     (a) such documents as Buyer may reasonably request for the purpose of (i) evidencing the accuracy of any of Sellers' representations and warranties, (ii) evidencing the performance by either Seller of, or the compliance by any Seller with, any covenant or obligation required to be performed or complied with by such Seller, (iii) evidencing the satisfaction of any condition referred to in this Section 7, or (iv) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

7.4   NO PROCEEDINGS

Since the date of this Agreement, there must not have been commenced or Threatened against Buyer, or against any Person affiliated with Buyer, any Proceeding (i) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

7.5   NO CLAIM REGARDING STOCK OWNERSHIP OR SALE PROCEEDS

There must not have been made or Threatened by any Person any claim asserting that such Person (i) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any of the Shares, or any stock of, or any other voting, equity, or ownership interest in, the Company that was not issued and outstanding as of December 15, 1998, or that if issued and outstanding, would cause the number of issued and outstanding shares of the Common Stock of the Company to exceed 10,100,882, or (ii) is entitled to all or any portion of the Purchase Price payable for the Shares.

7.6   NO PROHIBITION

Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer or any Person affiliated with Buyer to suffer any material adverse consequence under, (i) any applicable Legal Requirement or Order, or (ii) any Legal Requirement or Order that has been published, introduced, or otherwise formally proposed by or before any Governmental Body.

SECTION 8.  CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE

Sellers' obligation to sell the Shares and to take the other actions required to be taken by Sellers at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived in writing by Sellers, in whole or in part):

8.1   ACCURACY OF REPRESENTATIONS

There shall be no breach, violation or inaccuracy of Buyers' representations and warranties in this Agreement (considered collectively), and there shall be no breach, violation or inaccuracy of such representations and warranties (considered individually), as of the date of this Agreement, and as of the Closing Date as if made on the Closing Date, which breach, violation or inaccuracy could reasonably be expected to have a material adverse effect on the business, results of operations or financial condition of the Buyer (after giving effect to the transactions contemplated herein) taken as a whole.

8.2  BUYER'S PERFORMANCE

     (a) All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

     (b) Buyer must have delivered each of the documents required to be delivered by Buyer pursuant to Section 2.4 and must have made the payments required to be made by Buyer pursuant to Sections 2.2(a) and 2.2(b).

8.3  NO INJUNCTION

There must not be in effect any Legal Requirement or any injunction or other Order that (i) prohibits the sale of the Shares by Sellers to Buyer, and (ii) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

SECTION 9. TERMINATION

9.1  TERMINATION EVENTS

This Agreement may, by notice given prior to or at the Closing, be terminated:

     (a) by either Buyer or Sellers if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived;

     (b) (i) by Buyer if any of the conditions in Section 7 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or (ii) by Sellers, if any of the conditions in Section 8 has not been satisfied of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Sellers to comply with their obligations under this Agreement) and Sellers have not waived such condition on or before the Closing Date;

     (c)  by mutual consent of Buyer and Sellers; or

     (d) by either Buyer or Sellers if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before February 1, 1999, or such later date as the parties may agree upon.

9.2   EFFECT OF TERMINATION

Each party's right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 11.1 and
11.3 will survive; provided, however, that if this Agreement is terminated by a party because of the Breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

SECTION 10. INDEMNIFICATION; REMEDIES

10.1  SURVIVAL: RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE

All representations, warranties, covenants, and obligations in this Agreement, the Disclosure Letter, the supplements to the Disclosure letter, and any other certificate or document delivered pursuant to this Agreement will survive the Closing; provided, however, that, notwithstanding anything in this Agreement to the contrary, the representations, warranties and covenants of the Company shall terminate upon the Closing (but not upon termination). The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

10.2  INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLERS

Sellers, jointly and severally, will indemnify and hold harmless Buyer, the Company, and their respective Representatives, stockholders, controlling persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with:

      (a) any material Breach of any representation or warranty made by Sellers in this Agreement (without giving effect to any supplement to the Disclosure Letter), the Disclosure Letter, the supplements to the Disclosure Letter, or any other certificate or document delivered by Sellers pursuant to this Agreement;

      (b) any Breach by any Seller of any covenant or obligation of such Seller in this Agreement;

      (c)   any services provided by the Company prior to the Closing Date;

      (d) any litigation, claim or liability existing, made, Threatened, or arising from, any conduct, action or transaction by the Sellers or the Company prior to Closing and not reflected on the Balance Sheet; or

      (e) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with any Seller or the Company (or any Person acting on their behalf) in connection with any of the Contemplated Transactions.

The remedies provided in this Section 10.2 will not be exclusive of or limit any other remedies that may be available to Buyer or the other Indemnified Persons.

10.3  INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER

Buyer will indemnify and hold harmless Sellers, and will pay to Sellers the amount of any Damages arising, directly or indirectly, from or in connection with (i) any material Breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement, or (ii) any Breach by Buyer of any covenant or obligation of Buyer in this Agreement.

10.4  LIMITATION ON INDEMNIFICATION

      (a) Indemnity Basket. The Buyer shall not have the right to be indemnified pursuant to Section 10.2 unless and until the Buyer shall have incurred on a cumulative basis since the Closing Date aggregate Damages for any of the items set forth in Section 10.2 in an amount exceeding $100,000, in which event the right to be indemnified shall apply to all such Damages in excess of $15,000; provided, however, that this limitation shall not apply to any Breach of the representations and warranties set forth in Sections 3.1, 3.8, 3.16, 3.18 and 3.21.

      (b)   The Seller shall not have the right to be indemnified pursuant to
            Section 10.3 unless and until the Seller shall have incurred on a cumulative basis since the Closing Date aggregate Damages for any of the items set forth in Section 10.3 in an amount exceeding $100,000, in which event the right to be indemnified shall apply to all such Damages in excess of $15,000.

      (c) At Buyer's option, any indemnification obligation under this Article 10 may be paid in whole or in part in the form of GAPI Common Stock at its then Fair Market Value.

10.5  RIGHT OF SET-OFF

Upon notice to Sellers specifying in reasonable detail the basis for such set-off, Buyer may set off any amount to which it may be entitled under this
Section 10 against amounts otherwise payable to Sellers. The exercise of such right of set-off by Buyer in good faith, whether or not ultimately determined to be justified, will not constitute an event of default under this Agreement or any other agreement between Buyer and any Seller. Neither the exercise of nor the failure to exercise such right of set-off will constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it.

10.6  PROCEDURE FOR INDEMNIFICATION--THIRD PARTY CLAIMS

      (a)   Promptly after receipt by an indemnified party under Section 10.2 or
            Section 10.3 of notice of the commencement of any Proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

      (b) If any Proceeding referred to in Section 10.5(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding (with counsel of national standing and reasonably satisfactory to the indemnified party) and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 10 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding (which shall be conclusively established by such indemnifying party answering any complaint or otherwise appearing in any court with jurisdiction over such matter), (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (1) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (2) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding with counsel of national standing and reasonably satisfactory to the indemnified party, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

        (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding.

        (d) Sellers hereby consent to the non-exclusive jurisdiction of any court in which a Proceeding is brought against any Indemnified Person for purposes of any claim that an Indemnified Person may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agree that process may be served on Sellers with respect to such a claim anywhere in the world.

10.7    PROCEDURE FOR INDEMNIFICATION -- OTHER CLAIMS

A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

SECTION 11. GENERAL PROVISIONS

11.1    EXPENSES

Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

11.2    PUBLIC ANNOUNCEMENTS

Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as Buyer determines. Unless consented to by Buyer in advance or required by Legal Requirements, prior to the Closing Sellers shall, and shall cause the Company to, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. Sellers and Buyer will consult with each other concerning the means by which the Company's employees, customers, and suppliers and others having dealings with the Company will be informed of the Contemplated Transactions, and Buyer will have the right to be present for any such communication.

11.3    CONFIDENTIALITY

Between the date of this Agreement and the Closing Date, Buyer and Sellers will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer and the Company to maintain in confidence, and not use to the detriment of another party or the Company any written, oral, or other information obtained in confidence from another party or the Company in connection with the Agreement or the Contemplated Transactions, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (iii) the furnishing or use of such information is required by legal proceedings.

If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request. Whether or not the Closing takes place, Sellers waive, and will upon Buyer's request cause the Company to waive, any cause of action, right, or claim arising out of the access of Buyer or its representatives to any trade secrets or other confidential information of the Company except for the intentional competitive misuse by buyer of such trade secrets or confidential information.

11.4    NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Sellers or the Company:

        c/o David J. Chadwick
        PhoneXchange, Inc.
        4685 MacArthur Court, Suite 300
        Newport Beach, California 92660
        Telephone: (949) 737-1500
        Facsimile: (949) 794-8887

Buyer:

        Global Access Pagers, Inc.
        c/o Corporate Financial Enterprises, Inc.
        2224 Main Street
        Santa Monica, California 90405
        Telephone: (310) 452-1005
        Facsimile: (310) 581-6806

11.5    JURISDICTION; SERVICE OF PROCESS

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of California, County of Los Angeles, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

11.6    FURTHER ASSURANCES

The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

11.7    WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice of demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

11.8 ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the Letter or Intent between Buyer and Sellers dated December 10, 1998) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

11.9 DISCLOSURE LETTER.

     (a) The disclosures in the Disclosure Letter, and those in any Supplement thereto, must relate only to the representations and warranties in the Section of the Agreement to which they expressly relate and not to any other representations or warranty in this Agreement.

     (b) In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Letter (other than an exception expressly set forth as such in the Disclosure Letter with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

11.10 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

Seller may not assign any of its rights under this Agreement without the prior consent of the Buyer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and assigns.

11.11 SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

11.12 SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

11.13 TIME OF ESSENCE

With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

11.14 GOVERNING LAW

This Agreement will be governed by the laws of the State of California without regard to conflicts of laws principles.

11.15 COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

BUYER

GLOBAL ACCESS PAGERS, INC.,
     a Nevada corporation

/s/ [signature illegible]
---------------------------

SELLERS:

/s/ DAVID J. CHADWICK
---------------------------
    David J. Chadwick

/s/ JAMES ROTT
---------------------------
    James Rott

/s/ PAUL E. HYDE
---------------------------
    Paul Hyde

/s/ GARY KILLORAN
---------------------------
    Gary Killoran

                               Exhibit 2.4(a)(ii)

                                    RELEASE

This Release is being executed and delivered in accordance with Section 2.4(a)(ii) of the Stock Purchase Agreement dated as of January 1, 1999 (the "Agreement") between Global Access Pagers, Inc., a Nevada corporation ("Buyer") and PhoneXchange, Inc., David Chadwick, James Rott, Paul Hyde and Gary Killoran ("Sellers"). Capitalized terms used in this Release without definition have the respective meanings given to them in the Agreement.

Each Seller acknowledges that execution and delivery of this Release is a condition to Buyer's obligation to purchase the Shares pursuant to the Agreement and that Buyer is relying on this Release in consummating such purchase.

1. Each Seller, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, in order to induce Buyer to purchase the Shares pursuant to the Agreement, hereby agrees as follows:

2. Except as set forth below, each Seller, on behalf of himself and each of his Related Persons, hereby releases and forever discharges the Buyer and the Company, and each of their respective individual, joint or mutual, past, present and future Representatives, affiliates, stockholders, controlling persons, Subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, Proceedings, causes of action, Orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which each of the Sellers or any of their respective Related Persons now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing Date, including, but not limited to, any rights to indemnification or reimbursement from the Company, whether or not relating to claims pending on, or asserted after, the Closing Date; provided, however, that nothing contained herein shall operate to release any obligations of Buyer arising under or reflected in the Agreement (including, without limitation, those obligations of the Company set forth in Schedule 5.5 of the Disclosure Letter) and the Employment Agreements with each of the Sellers.

3. Each Seller hereby waives the provisions of Section 1542 of the California Civil Code, which provides as follows:

                "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS
        released hereby.

1. Without in any way limiting any of the rights and remedies otherwise available to any Releasee, each Seller, jointly and severally, shall indemnify and hold harmless each Releasee from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the Sellers or any of their Related Persons of any claim or other matter purported to be released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against any Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the Sellers or any of their Related Persons against such third party of any claims or other matters purported to be released pursuant to this Release.

1. If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

1. This Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of California without regard to principles of conflicts of law.

1. All words used in this Release will be construed to be of such gender or number as the circumstances require.

IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Release as of this 1st day of January, 1999

/s/ DAVID CHADWICK                      /s/ JAMES ROTT
-----------------------------------     ----------------------------------------
David Chadwick                          James Rott

/s/ PAUL HYDE                           /s/ GARY KILLORAN
-----------------------------------     ----------------------------------------
Paul Hyde                               Gary Killoran

                            NONCOMPETITION AGREEMENT

This Noncompetition Agreement (this "Agreement") is made as of January 1, 1999, by and between Global Access Pagers, Inc., a Nevada corporation ("Buyer"), and David J. Chadwick, James Rott, Paul Hyde and Gary Killoran (each, a "Seller").

RECITALS

Concurrently with the execution and delivery of this Agreement, Buyer is purchasing from Seller and certain other individuals approximately 8,600,000 shares (the "Shares") of common stock, of PhoneXchange, Inc. (the "Company"), including all of the shares of such Common Stock owned by Seller, pursuant to the terms and conditions of a stock purchase agreement made as of January 1, 1999 (the "Stock Purchase Agreement"). Section 2.4(a)(iv) of the Stock Purchase Agreement requires that noncompetition agreements be executed and delivered by each of Seller as a condition to the purchase of the Shares by Buyer.

AGREEMENT

The parties, intending to be legally bound, agree as follows:

1.   DEFINITIONS

Capitalized terms not expressly defined in this Agreement shall have the meanings ascribed to them in the Stock Purchase Agreement.

2.   ACKNOWLEDGMENTS BY SELLER

Seller acknowledges that (a) Seller has occupied a position of trust and confidence with the Company prior to the date hereof and has become familiar with the following, any and all of which constitute confidential information of the Company, (collectively the "Confidential Information"): (i) any and all trade secrets concerning the business and affairs of the Company, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, compositions, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information) of the Company and any other information, however documented, of the Company that is a trade secret within the meaning of California law; (ii) any and all information concerning the business and affairs of the Company (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials, and various corporate projects and opportunities), however documented; and (iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for the Company containing or based, in whole or in part, on any information included in the foregoing, (b) the business of the Company is international in scope, (c) its products and services are marketed throughout the World; (d) the Company competes with other businesses that are or could be located in any part of the World; (e) Buyer has required that Seller make the covenants set forth in Sections 3 and 4 of this Agreement as a condition to the Buyer's purchase of the Shares owned by Seller; (f) the provisions of Sections 3 and 4 of this Agreement are reasonable and necessary to protect and preserve the Company's business, and (g) the Company would be irreparably damaged if Seller were to breach the covenants set forth in Sections 3 and 4 of this Agreement.

3.   CONFIDENTIAL INFORMATION

Seller acknowledges and agrees that all Confidential Information known or obtained by Seller, whether before or after the date hereof, is the property of the Company. Therefore, Seller agrees that Seller will not, at any time, disclose to any unauthorized Persons or use for his own account or for the benefit of any third party any Confidential Information, whether Seller has such information in Seller's memory or embodied in writing or other physical form, without Buyer's written consent, unless and to the extent that the Confidential Information is or becomes generally known to and available for use by the public other than as a result of Seller's fault or the fault of any other Person bound by a duty of confidentiality to Buyer or the Company. Seller agrees to deliver to Buyer at any time Buyer may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), relating to the businesses, operations, or affairs of the Company and any other Confidential Information that Seller may then possess or have under Seller's control.

4.   NONCOMPETITION

As an inducement for Buyer to enter into the Stock Purchase Agreement and as additional consideration for the consideration to be paid to Seller under the Stock Purchase Agreement, Seller agrees that:

     a.   For a period of five years after the Closing:

          i. Seller will not, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, or render services or advice to, any business whose products or activities compete in whole or in part with the products or activities of the Company or any affiliate of the Company (including Buyer), anywhere within the United States; provided, however, that Seller may purchase or otherwise acquire up to (but not more than) 4.99 percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934; provided, further, that this provision shall not apply to any interest or investment in any business owned by Seller as of January 1, 1999 as long as (i) any activity associated with, or business time of Executive devoted to, such investment does not materially interfere with Seller's duties under any employment agreement or relationship with the Company or any affiliate of the Company (including Buyer),
           (ii) no Confidential Information is used by Seller or such business, or disclosed to any employee, officer or director of such business, to the benefit of such business or the material detriment of the Company or any affiliate of the Company (including Buyer), and (iii) the business or activities conducted by such business does not materially change from the business or activities conducted by such business as of January 1, 1999, which change would cause such business to compete more directly and materially with the Company or any affiliate of the Company (including Buyer). Seller agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

     ii. Seller will not, directly or indirectly, either for himself or any other Person, (A) induce or attempt to induce any employee of the Company or any affiliate of the Company (including Buyer) to leave the employ of the Company or any affiliate of the Company (including Buyer), (B) in any way interfere with the relationship between the Company or any affiliate of the Company (including Buyer) and any employee of the Company or any affiliate of the Company (including Buyer), (C) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of the Company or any affiliate of the Company (including Buyer), or (D) induce or attempt to induce any customer, supplier, licensee, or business relation of the Company or any affiliate of the Company (including Buyer) to cease doing business with the Company or any affiliate of the Company (including Buyer), or in any way interfere with the relationship between any customer, supplier, licensee, or business relation of the Company or any affiliate of the Company (including Buyer).

     iii. Seller will not, directly or indirectly, either for himself or any other Person, solicit the business of any Person known to Seller to be a customer of the Company or any affiliate of the Company (including Buyer), whether or not Seller had personal contact with such Person, with respect to products or activities which compete in whole or in part with the products or activities of the Company;

b. In the event of a breach by Seller of any covenant set forth in Subsection 4(a) of this Agreement, the term of such covenant will be extended by the period of the duration of such breach;

     c. Seller will not, at any time during or after the five year period, disparage Buyer or the Company, or any of their affiliates, shareholders, directors, officers, employees, or agents; and

     d. Seller will, for a period of five years after the Closing, within ten days after accepting any employment, advise Buyer of the identity of any employer of Seller. Buyer or the Company may serve notice upon each such employer that Seller is bound by this Agreement and furnish each such employer with a copy of this Agreement or relevant portions thereof.

5.   REMEDIES

If Seller breaches the covenants set forth in Sections 3 or 4 of this Agreement, Buyer and the Company will be entitled to the following remedies:

     a.   Damages from Seller:

     b. To offset against any and all amounts owing to Seller under the Stock Purchase Agreement any and all amounts which Buyer or the Company claim under Subsection 6(a) of this Agreement; and

     c. In addition to its right to damages and any other rights it may have, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of Sections 3 and 4 of this Agreement, it being agreed that money damages alone would be inadequate to compensate the Buyer and the Company and would be an inadequate remedy for such breach.

     d. The rights and remedies of the parties to this Agreement are cumulative and not alternative.

6.   SUCCESSORS AND ASSIGNS

This Agreement will be binding upon Buyer, the Company and Seller and will inure to the benefit of Buyer and the Company and their affiliates, successors and assigns and Seller and Seller's assigns, heirs and legal representatives.

7.   WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

8.   GOVERNING LAW

This Agreement will be governed by the laws of the State of California without regard to conflicts of laws principles.

9.   JURISDICTION; SERVICE OF PROCESS

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of California, County of Los Angeles, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

10.  SEVERABILITY

Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in Section 4 of this Agreement are held to be unreasonable, arbitrary, or against public policy, such covenants will be considered divisible with respect to scope, time and geographic area, and in such lesser scope, time and geographic area, will be effective, binding and enforceable against Seller.

11.  COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same Agreement.

12.  SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

13.  NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt, (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth in the Stock Purchase Agreement (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

14.  ENTIRE AGREEMENT

This Agreement, the Employment Agreement between the parties, and the Stock Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior written and oral agreements and understandings between Buyer and Seller with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

15.  SPECIAL TERMINATION

In the event that the value of the Shares received by Sellers at the Closing and any shares issuable pursuant to the ??? Payments, in each case pursuant to
Section 2.2 of the Stock Purchase Agreement, is less than ??60,000 upon termination of the Employment Agreement of any Seller, for any reason, then at such Seller's option, the Buyer will release the Seller from all obligations under this Agreement upon the tender by such Seller of all shares received by such Seller pursuant to Section 2.2 in the Stock Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

BUYER:

GLOBAL ACCESS PAGERS,INC.
  a Nevada corporation


By: /s/ CHARLES MCGUIRK
    ------------------------------------------

SELLERS:

    /s/ DAVID J. CHADWICK
    ------------------------------------------
    David J. Chadwick

    /s/ JAMES ROTT
    ------------------------------------------
    James Rott

    /s/ PAUL HYDE
    ------------------------------------------
    Paul Hyde

    /s/ GARY KILLORAN
    ------------------------------------------
    Gary Killoran

                     SEE RESTRICTIVE LEGEND ON REVERSE SIDE       SHARES

NUMBER                                                         -5,050,000-
 1749
                                                            CUSIP 71921R 10 7

                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS
                                  phoneXchange

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                  50,000,000 AUTHORIZED SHARES $.001 PAR VALUE


THIS CERTIFIES THAT DAVID CHADWICK                     *5,050,000*****
                                                       **5,050,000****
Is The Owner of ***FIVE MILLION FIFTY THOUSAND***      ***5,050,000***
                                                       ****5,050,000**
                                                       *****5,050,000*


    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                               phoneXchange, Inc.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated: 06/16/1998


/s/ JAMES E. ROTT                                          /s/ DAVID J. CHADWICK

      SECRETARY                                                   PRESIDENT

                               phoneXchange, Inc.
                                   CORPORATE
                                      SEAL
                                    DELAWARE

                                          COUNTERSIGNED AND REGISTERED:

                                    American Securities Transfer & Trust, Inc.
                                                  P.O. Box 1596
                                              Denver, Colorado 80201

                                 By /s/ [Signature Illegible]
                                 -----------------------------------------------
                                 Transfer Agent & Registrar Authorized Signature
                               phoneXchange, Inc.

                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   - as tenants in common                       UNIF GIFT MIN ACT - ......Custodian........
     TEN ENT   - as tenants by the entireties                                   (Cust)          (Minor)
     JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
                 survivorship and not as tenants                      Act .............................
                 in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________
For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated _____________________________


          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

                      The shares represented by this Certificate have not been
                   registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                     SEE RESTRICTIVE LEGEND ON REVERSE SIDE       SHARES

NUMBER                                                         -150,000-
 1752
                                                            CUSIP 71921R 10 7

                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS
                                  phoneXchange

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                  50,000,000 AUTHORIZED SHARES $.001 PAR VALUE


THIS CERTIFIES THAT GARY KILLORAN                      *150,000*******
                                                       **150,000******
Is The Owner of ***ONE HUNDRED FIFTY THOUSAND***       ***150,000*****
                                                       ****150,000****
                                                       *****150,000***


    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                               phoneXchange, Inc.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated: 06/16/1998


/s/ JAMES E. ROTT                                          /s/ DAVID J. CHADWICK

    SECRETARY                                                     PRESIDENT

                               phoneXchange, Inc.
                                   CORPORATE
                                      SEAL
                                    DELAWARE

                                          COUNTERSIGNED AND REGISTERED:

                                    American Securities Transfer & Trust, Inc.
                                                  P.O. Box 1596
                                              Denver, Colorado 80201

                                 By /s/ [Signature Illegible]
                                 -----------------------------------------------
                                 Transfer Agent & Registrar Authorized Signature
                               phoneXchange, Inc.

                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   - as tenants in common                       UNIF GIFT MIN ACT - ......Custodian........
     TEN ENT   - as tenants by the entireties                                   (Cust)          (Minor)
     JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
                 survivorship and not as tenants                      Act .............................
                 in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

          The shares represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated _____________________________

          /s/ [Signature Illegible]
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

                     SEE RESTRICTIVE LEGEND ON REVERSE SIDE       SHARES

NUMBER                                                         -2,000,000-
 1077
                                                            CUSIP 71921R 10 7

                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS
                                  phoneXchange

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                  50,000,000 AUTHORIZED SHARES $.001 PAR VALUE


THIS CERTIFIES THAT JAMES ROTT                         *2,000,000*****
                                                       **2,000,000****
Is The Owner of ***TWO MILLION***                      ***2,000,000***
                                                       ****2,000,000**
                                                       *****2,000,000*


    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                               phoneXchange, Inc.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated: 06/15/1998


/s/ JAMES E. ROTT                                          /s/ DAVID J. CHADWICK

    SECRETARY                                                     PRESIDENT

                               phoneXchange, Inc.
                                   CORPORATE
                                      SEAL
                                    DELAWARE

                                          COUNTERSIGNED AND REGISTERED:

                                    American Securities Transfer & Trust, Inc.
                                                  P.O. Box 1596
                                              Denver, Colorado 80201

                                 By /s/ [Signature Illegible]
                                 -----------------------------------------------
                                 Transfer Agent & Registrar Authorized Signature
                               phoneXchange, Inc.

                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   - as tenants in common                       UNIF GIFT MIN ACT - ......Custodian........
     TEN ENT   - as tenants by the entireties                                   (Cust)          (Minor)
     JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
                 survivorship and not as tenants                      Act .............................
                 in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

###-##-####
--------------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________


_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated _____________________________

          /s/ James Rott
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

          The shares represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                     SEE RESTRICTIVE LEGEND ON REVERSE SIDE       SHARES

NUMBER                                                         -1,000,000-
 1054
                                                            CUSIP 71921R 10 7

                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS
                                  phoneXchange

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                  50,000,000 AUTHORIZED SHARES $.001 PAR VALUE


THIS CERTIFIES THAT PAUL HYDE                          *1,000,000*****
                                                       **1,000,000****
Is The Owner of ***ONE MILLION***                      ***1,000,000***
                                                       ****1,000,000**
                                                       *****1,000,000*


    FULLY PAID AND NON-ASSESSABLE SHARES OF $.001 PAR VALUE COMMON STOCK OF

                               phoneXchange, Inc.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated: 06/15/1998


/S/ JAMES E. ROTT                                          /s/ DAVID J. CHADWICK

   SECRETARY                                                      PRESIDENT

                               phoneXchange, Inc.
                                   CORPORATE
                                      SEAL
                                    DELAWARE

                                          COUNTERSIGNED AND REGISTERED:

                                    American Securities Transfer & Trust, Inc.
                                                  P.O. Box 1596
                                              Denver, Colorado 80201

                                 By /s/ [Signature Illegible]
                                 -----------------------------------------------
                                 Transfer Agent & Registrar Authorized Signature
                               phoneXchange, Inc.

                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   - as tenants in common                       UNIF GIFT MIN ACT - ......Custodian........
     TEN ENT   - as tenants by the entireties                                   (Cust)          (Minor)
     JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
                 survivorship and not as tenants                      Act .............................
                 in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.

________________________________________________________________________________

For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

###-##-####
--------------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________


_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated _____________________________

          /s/ PAUL E. HYDE
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

          The shares represented by this Certificate have not been registered under the Securities Act of 1933 ("the Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.